Exhibit 4.1

Execution Copy

AMENDMENT NO. 1 TO

FOUNDER WARRANT AGREEMENT

THIS AMENDMENT NO. 1 TO THE FOUNDER WARRANT AGREEMENT is dated as of August 30, 2010 (this “Amendment”), and is between Westway Group, Inc., a Delaware corporation with offices at 365 Canal Street, Suite 2900, New Orleans, Louisiana 70130 (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation with offices at 17 Battery Place, New York, New York 10004 (the “Warrant Agent”).

WHEREAS, the Company and the Warrant Agent entered into the Founder Warrant Agreement dated as of May 30, 2007, between the Company and the Warrant Agent (the “Agreement”); and

WHEREAS, the Company and the Warrant Agent wish to amend the Agreement (A) to modify the duration of the Founder Warrants and (B) to provide for the exercise on a cashless basis of the purchase rights represented by the Founder Warrants;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Each capitalized term used but not otherwise defined herein has the meaning given to it in the Agreement.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) By deleting the last sentence of section 3.1 of the Agreement entitled, “Warrant Price,” in its entirety and replacing it instead with the following new sentence: “The Company in its sole discretion may lower the Warrant Price for outstanding Founder Warrants at any time prior to their expiration so long as the Warrant Price is not less than the “Warrant Price” under and as defined in the Unit Warrant Agreement.”

(b) By deleting section 3.2 of the Agreement entitled, “Duration of Founder Warrants,” in its entirety and replacing it instead with the following new section 3.2:

3.2. Duration of Founder Warrants. Subject to any applicable restriction in the Warrant Certificate, a Founder Warrant may be exercised only during the period (“Exercise Period”) commencing on May 28, 2009 and terminating at 5:00 p.m., New York City time on the earlier to occur of (x) such Founder Warrant’s Expiration Date (as defined below) and (y) the date fixed for redemption of the Founder Warrants as provided in Section 6 of this Agreement. Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), each Founder Warrant not exercised on or before its Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m., New York City time on such Expiration Date. The Company in its sole discretion may extend the duration of the Founder Warrants by delaying their respective Expiration Dates.

As used herein, the term “Expiration Date” shall mean 5:00 p.m., New York City time on (a) May 24, 2012 with respect to one-third of the aggregate number of Founder Warrants held by a registered holder immediately prior to 9:00 a.m. on August 30, 2010 (the “Effective Time”); (b) May 24, 2013 with respect to one-third of the aggregate number of Founder Warrants held by such registered holder immediately prior to the Effective Time; and (c) May 24, 2014 with respect to one-third of the aggregate number of Founder Warrants held by such registered holder immediately prior to the Effective Time.

(c) By deleting the second paragraph of section 3.3.1 of the Agreement entitled, “Payment,” in its entirety and replacing it instead with the following new paragraph:

Notwithstanding any provisions of this Agreement and the Founder Warrant Purchase Agreement to the contrary, but subject to any applicable restriction in the Warrant Certificate, a Founder Warrant may also be exercised by the registered holder thereof, in whole or in part, at any time and from time to time on a cashless basis (which, for the avoidance of doubt, means that such registered holder shall be entitled to receive a number of Shares equal to the quotient obtained by dividing (x) the product of the number of Shares underlying the Founder Warrants exercised by such registered holder, multiplied by the difference between the Fair Market Value or Liquid Public Market Value, as applicable, per Share and the Warrant Price by (y) the Fair Market Value or Liquid Public Market Value, as applicable, per Share). In addition, if the Company calls the outstanding Warrants and the Founder Warrants for redemption as provided in Section 6 hereof, the registered holder of Founder Warrants may exercise such Founder Warrants on a cashless basis. In either such case, any Shares issued on the exercise of the Founder Warrants and transferred to the Company as payment of the Warrant Price shall be valued according to each such Share’s Fair Market Value or, if the Shares are then publicly traded in a Liquid Public Market, the average of the closing prices for the last five (5) days during which any Shares traded immediately preceding the date of exercise of such Founder Warrants (the “Liquid Public Market Value”).

(d) By deleting the last paragraph of section 3.3.1 of the Agreement entitled, “Payment,” in its entirety and replacing it instead with the following new paragraph:

As used herein, the term “Liquid Public Market” shall mean that the shares of Common Stock are listed on the New York Stock Exchange, The American Stock Exchange, The NASDAQ National Market System or the Over-The-Counter Bulletin Board.

(e) By deleting section 7.4 of the Agreement entitled, “Registration of Common Stock,” in its entirety and replacing it instead with the following new section 7.4:

7.4. Registration of Common Stock. It is acknowledged that the Company has filed with the Securities and Exchange Commission a post-effective amendment to the Registration Statement for the registration under the Act of, and it shall take such further action as is necessary to qualify for sale in those states in which the Founder Warrants were initially offered by the Company, the Common Stock issuable upon exercise of the Founder Warrants, and that such registration statement has become effective. In addition, the Company will use its best efforts to maintain the effectiveness of such registration statement until the expiration of the Founder Warrants in accordance with the provisions of this Agreement.

(f) By adding after section 9.7 of the Agreement entitled, “Effect of Headings,” the following new section 9.8:

9.8. Amendments. All modifications and amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the written consent of the registered holders of a majority of the then outstanding Founder Warrants. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the registered holders.

(g) By deleting exhibit A of the Agreement in its entirety and replacing it instead with the new exhibits A, B and C attached to this Amendment as Exhibits A, B and C, respectively. Notwithstanding any provisions of the Warrant Certificate, this Agreement and the Founder Warrant Purchase Agreement to the contrary, the outstanding Founder Warrants held by each registered holder immediately prior to the Effective Time (1) shall be canceled and reissued in registered form only, (2) shall be reissued in substantially the form of such new exhibits A, B and C such that each one-third of the aggregate number of Founder Warrants held by such registered holder immediately prior to the Effective Time shall, effective at the Effective Time, be in substantially the form of Exhibits A, B and C, respectively, the provisions of which are hereby incorporated into the Agreement and (3) shall be signed by, or bear the facsimile signature of, the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer or President and Secretary or Assistant Secretary of the Company and shall bear a facsimile of the

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Company’s seal. In the event the person whose facsimile signature has been placed upon any Warrant Certificate shall have ceased to serve in the capacity in which such person signed the Warrant Certificate before such Warrant Certificate is reissued, it may be reissued with the same effect as if he or she had not ceased to be such at the date of reissuance.

3. Miscellaneous.

(a) In the event of any inconsistency between the provisions of the Agreement and this Amendment, the provisions of this Amendment will govern and control.

(b) Except as otherwise set forth in this Amendment, the Agreement remains in full force and effect without change or modification.

(c) This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(d) This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(e) The headings used in this Amendment are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Amendment.

(f) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original instrument, and all such counterparts shall together constitute for all purposes one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESTWAY GROUP, INC.

By:	/s/ Thomas A. Masilla, Jr.
	Name:	Thomas A. Masilla, Jr.
	Title:	Chief Financial Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ John W. Comer
	Name:	John W. Comer
	Title:	Vice President

[AMENDMENT NO. 1 TO FOUNDER WARRANT AGREEMENT]

ACKNOWLEDGED AND AGREED TO BY:

/s/ Francis P. Jenkins, Jr.
Francis P. Jenkins, Jr., in his own capacity

FRANCIS P. JENKINS, JR. IRA

By:	/s/ Francis P. Jenkins, Jr.
	Name:	Francis P. Jenkins, Jr.
	Title:	Account Holder

By:	New Trust Company, as Account Custodian

	By:	/s/ Valerie Stevens
		Name:	Valerie Stevens
		Title:	Financial Processor

TR U / INDENTURE JOHN E TOFFOLON DTD 5/5/70 F/B/O JOHN E TOFFOLON JR.

By:	/s/ John E. Toffolon, Jr.
	Name:	John E. Toffolon, Jr., on behalf of Barbara L. Toffolon
	Title:	Co-Trustee

By:	BNY Mellon, N.A., as Co-Trustee

	By:	/s/ Rosa M. Dolce
		Name:	Rosa M. Dolce
		Title:	Vice President

JOHN E. TOFFOLON, JR. IRA

By:	/s/ John E. Toffolon, Jr.
	Name:	John E. Toffolon, Jr.
	Title:	Account Holder

W.B. FARMS LLC

By:	/s/ Francis P. Jenkins, III
	Name:	Francis P. Jenkins, III
	Title:	Manager

[AMENDMENT NO. 1 TO FOUNDER WARRANT AGREEMENT]

Exhibit A

FOUNDER WARRANT CERTIFICATE

EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT

AGENT AS PROVIDED HEREIN.

Warrant Certificate evidencing

Warrants to Purchase Class A Common Stock, par value $.0001, as described herein.

Westway Group, Inc.

No. [            ]

VOID AFTER 5:00 P.M., NEW YORK CITY TIME,

ON MAY 24, 2012, OR UPON EARLIER REDEMPTION

This certifies that [                        ], or its registered assigns, is the registered holder of [                        ] warrants to purchase certain securities (each a “Warrant”). Each Warrant entitles the holder thereof, subject to the provisions contained herein and in the Warrant Agreement (as defined below), to purchase from Westway Group, Inc., a Delaware corporation (the “Company”), one share of the Company’s Class A Common Stock (each a “Share”), at the Exercise Price set forth below. The exercise price of each Warrant (the “Exercise Price”) shall be $5.00 initially, subject to adjustments as set forth in the Warrant Agreement (as defined below).

Subject to the terms of the Warrant Agreement, each Warrant evidenced hereby may be exercised in whole, but not in part, at any time, as specified herein, on any Business Day (as defined below) occurring during the period (the “Exercise Period”) commencing on May 28, 2009 and ending at 5:00 p.m., New York City time, on May 24, 2012 (the “Expiration Date”). Each Warrant remaining unexercised after 5:00 P.M., New York City time on the Expiration Date shall become void, and all rights of the holder of this Warrant Certificate evidencing such Warrant shall cease.

The holder of the Warrants represented by this Warrant Certificate may exercise any Warrant evidenced hereby by delivering, not later than 5:00 P.M., New York City time, on any Business Day during the Exercise Period (the “Exercise Date”) to Continental Stock Transfer & Trust Company (the “Warrant Agent”, which term includes any successor warrant agent under the Warrant Agreement described below) at its corporate trust department at 17 Battery Place, New York, NY 10004, (i) this Warrant Certificate and the Warrants to be exercised (the “Book-Entry Warrants”) free on the records of The Depository Trust Company (the “Depository”) to an account of the Warrant Agent at the Depository designated for such purpose in writing by the Warrant Agent to the Depository, (ii) an election to purchase (“Election to Purchase”), properly executed (A) by the holder hereof on the reverse of this Warrant Certificate or (B) properly executed by the institution in whose account the Warrant is recorded on the records of the Depository (the “Participant”) substantially in the form included on the reverse of hereof, as applicable and (iii) if the exercise is not on a cashless basis, the Exercise Price for each Warrant to be exercised in lawful money of the United States of America by certified or official bank check or by bank wire transfer in immediately available funds. If the holder of this Warrant Certificate elects to exercise any of the Warrants represented hereby on a cashless basis, any Shares issued on the exercise of the Warrants and transferred to the Company as payment of the exercise price under this Warrant Certificate shall be valued according to each such Share’s Fair Market Value (as defined in the Warrant Agreement) or, if the Shares are then publicly traded in a Liquid Public Market (as defined in the Warrant Agreement), the average of the closing prices for the last five (5) days during which any Shares traded immediately preceding the date of exercise of such Warrants.

If any of (a) this Warrant Certificate or the Book-Entry Warrants, (b) the Election to Purchase, or (c) if the exercise is not on a cashless basis, the Exercise Price therefor, is received by the Warrant Agent after 5:00 P.M., New York City time, the Warrants will be deemed to be received and exercised on the Business Day next succeeding the date such items are received and such date shall be the Exercise Date for purposes hereof. If the date such items are received is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day and such date shall be the Exercise Date. If the Warrants to be exercised are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the holder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants. The validity of any exercise of Warrants will be determined by the Warrant Agent in its sole discretion and such determination will be final and binding upon the holder of the Warrants and the Company. Neither the Warrant Agent nor the Company shall have any obligation to inform a holder of Warrants of the invalidity of any exercise of Warrants.

As used herein, the term “Business Day” means any day that is not a Saturday or Sunday and is not a United States federal holiday or a day on which banking institutions generally are authorized or obligated by law or regulation to close in New York City.

Warrants may be exercised only in whole numbers of Warrants. No fractional shares of Common Stock are to be issued upon the exercise of any Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, a new Warrant Certificate for the number of Warrants remaining unexercised shall be executed by the Company and countersigned by the Warrant Agent as provided in Section 2 of the Warrant Agreement, and delivered to the holder of this Warrant Certificate at the address specified on the books of the Warrant Agent or as otherwise specified by such registered holder.

This Warrant Certificate is issued under and in accordance with the Founder Warrant Agreement, dated as of May 30, 2007, as amended (the “Warrant Agreement”), between the Company and the Warrant Agent and the Founder Warrant Purchase Agreement, dated as of May 23, 2007, as amended (the “Founder Warrant Purchase Agreement”), between the Company and Shermen WSC Holding LLC, and is subject to the terms and provisions contained in the Warrant Agreement and the Founder Warrant Purchase Agreement, to all of which terms and provisions the holder of this Warrant Certificate and the beneficial owners of the Warrants represented by this Warrant Certificate consent by acceptance hereof. Copies of the Warrant Agreement and the Founder Warrant Purchase Agreement are on file and can be inspected at the above-mentioned office of the Warrant Agent and at the office of the Company at 365 Canal Street, Suite 2900, New Orleans, Louisiana 70130.

At any time during the Exercise Period, the Company may, at its option, redeem all (but not part) of the then outstanding Warrants upon giving notice in accordance with the terms of the Warrant Agreement (the “Redemption Notice”), at the price of $0.01 per Warrant (the “Redemption Price”); provided, that the last sales price of the Shares has been at least $8.50 per Share for any twenty (20) trading days within a thirty (30) consecutive trading day period ending on the third Business Day prior to the date on which the Redemption Notice is given. In the event the Company shall elect to redeem all of the then outstanding Warrants, the Company shall fix a date for such redemption (the “Redemption Date”); provided, that such date shall occur prior to the expiration of the Exercise Period. The Warrants may be exercised in accordance with the terms of this Agreement at any time after a Redemption Notice shall have been given by the Company; provided, however, that no Warrants may be exercised subsequent to the expiration of the Exercise Period; provided, further, that all rights whatsoever with respect to the Warrants shall cease on the Redemption Date, other than to the right to receive the Redemption Price. In addition, if the Company calls the outstanding Warrants for redemption as provided above, the holder of the Warrants may exercise the Warrants on a cashless basis. Any Shares issued on the exercise of the Warrants and transferred to the Company as payment of the exercise price under this Warrant Certificate shall be valued according to each such Share’s Fair Market Value (as defined in the Warrant Agreement) or, if the Shares are then publicly traded in a Liquid Public Market (as defined in the Warrant Agreement), the average of the closing prices for the last five (5) days during which any Shares traded immediately preceding the date of exercise of such Warrants.

The accrual of dividends, if any, on the Shares issued upon the valid exercise of any Warrant will be governed by the terms generally applicable to such Shares. From and after the issuance of such Shares, the former holder of the Warrants exercised will be entitled to the benefits generally available to other holders of Shares and such former holder’s right to receive payments of dividends and any other amounts payable in respect of the Shares shall be governed by, and shall be subject to, the terms and provisions generally applicable to such Shares.

The Exercise Price and the number of Shares purchasable upon the exercise of each Warrant shall be subject to adjustment as provided pursuant to Section 4 of the Warrant Agreement.

Upon due presentment for registration of transfer or exchange of this Warrant Certificate at the stock transfer division of the Warrant Agent, the Company shall execute, and the Warrant Agent shall countersign and

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deliver, as provided in Section 5 of the Warrant Agreement, in the name of the designated transferee one or more new Warrant Certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants, subject to the limitations provided in the Warrant Agreement.

Neither this Warrant Certificate nor the Warrants evidenced hereby shall entitle the holder hereof or thereof to any of the rights of a holder of the Shares, including, without limitation, the right to receive dividends, if any, or payments upon the liquidation, dissolution or winding up of the Company or to exercise voting rights, if any.

The Warrant Agreement and this Warrant Certificate may be amended as provided in the Warrant Agreement including, under certain circumstances described therein, without the consent of the holder of this Warrant Certificate or the Warrants evidenced thereby.

THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND UNDER THE WARRANT AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS FORMED AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

This Warrant Certificate shall not be entitled to any benefit under the Warrant Agreement or be valid or obligatory for any purpose, and no Warrant evidenced hereby may be exercised, unless this Warrant Certificate has been countersigned by the manual signature of the Warrant Agent.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed. Dated as of August 30, 2010.

Westway Group, Inc.

By:
Name: James B. Jenkins Title: Chief Executive Officer

By:
Name: Thomas A. Masilla, Jr. Title: Chief Financial Officer and Secretary

Continental Stock Transfer & Trust Company,

as Warrant Agent

By:
Authorized Officer

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INSTRUCTIONS FOR EXERCISE OF WARRANT

To exercise the Warrants evidenced hereby, the holder or Participant must, by 5:00 P.M., New York City time, on the specified Exercise Date, deliver to the Warrant Agent at its stock transfer division, a certified or official bank check or a wire transfer in immediately available funds, in each case payable to the Warrant Agent at Account No. 530-061686, in an amount equal to the Exercise Price in full for the Warrants exercised or inform the Warrant Agent that it is exercising the Warrants on a cashless basis. In addition, the Warrant holder or Participant must provide the information required below and deliver this Warrant Certificate to the Warrant Agent at the address set forth below and the Book-Entry Warrants to the Warrant Agent in its account with the Depository designated for such purpose. The Warrant Certificate and this Election to Purchase must be received by the Warrant Agent by 5:00 P.M., New York time, on the specified Exercise Date.

ELECTION TO PURCHASE TO BE EXECUTED IF WARRANT HOLDER DESIRES TO EXERCISE THE WARRANTS EVIDENCED HEREBY

The undersigned hereby irrevocably elects to exercise, on                     ,              (the “Exercise Date”),                                          Warrants, evidenced by this Warrant Certificate, to purchase,                                          of the shares of Class A Common Stock (each a “Share”) of Westway Group, Inc., a Delaware corporation (the “Company”), and represents that, on or before the Exercise Date, such holder has tendered payment for such Shares by certified or official bank check or bank wire transfer in immediately available funds to the order of the Company c/o Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, in the amount of $             or has informed the Warrant Agent that it is exercising the Warrants on a cashless basis in accordance with the terms hereof. The undersigned requests that said number of Shares be in fully registered form, registered in such names and delivered, all as specified in accordance with the instructions set forth below.

If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the remaining balance of the Warrants evidenced hereby be issued and delivered to the holder of the Warrant Certificate unless otherwise specified in the instructions below.

☐ Check Box if Exercising on Cashless Basis

Dated:                     ,

(Insert Social Security or Other Identifying Number of Holder)

Signature

Name
(Please Print)

Address

This Warrant may only be exercised by presentation to the Warrant Agent at one of the following locations:

By hand at: Continental Stock Transfer & Trust Company, 17 Battery Place, NY, NY 10004

By mail at: Continental Stock Transfer & Trust Company, 17 Battery Place, NY, NY 10004

The method of delivery of this Warrant Certificate is at the option and risk of the exercising holder and the delivery of this Warrant Certificate will be deemed to be made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

(Instructions as to form and delivery of Shares and/or Warrant Certificates)

Name in which Shares are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Name in which Warrant Certificate evidencing unexercised Warrants, if any, are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Dated: , 20

Address to which Shares are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:
(Street Address)
(City and State)	(Zip Code)

Address to which certificate representing unexercised Warrants, if any, are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:
(Street Address)
(City and State)	(Zip Code)

SIGNATURE GUARANTEE

Name of Firm

Address

Area Code and Number

Authorized Signature

Signature

Name

Title

Dated:                     , 20

Signature
Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate. If Shares, or a Warrant Certificate evidencing unexercised Warrants, are to be issued in a name other than that of the registered holder hereof or are to be delivered to an address other than the address of such holder as shown on the books of the Warrant Agent, the above signature must be guaranteed by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

ASSIGNMENT (FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT HOLDER DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)

FOR VALUE RECEIVED,                                                       HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

(Please Print Name and Address Including Zip Code of Assignee)

(Please Insert Social Security or Other Identifying Number of Assignee)
the rights represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint
Attorney
to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:                     , 20

SIGNATURE GUARANTEE

Name of Firm

Address

Area Code and Number

Authorized Signature

Signature

Name

Title

Dated:                     , 20

Signature
Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

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Exhibit B

FOUNDER WARRANT CERTIFICATE

EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT

AGENT AS PROVIDED HEREIN.

Warrant Certificate evidencing

Warrants to Purchase Class A Common Stock, par value $.0001, as described herein.

Westway Group, Inc.

No. [            ]

VOID AFTER 5:00 P.M., NEW YORK CITY TIME,

ON MAY 24, 2013, OR UPON EARLIER REDEMPTION

This certifies that [                    ], or its registered assigns, is the registered holder of [                    ] warrants to purchase certain securities (each a “Warrant”). Each Warrant entitles the holder thereof, subject to the provisions contained herein and in the Warrant Agreement (as defined below), to purchase from Westway Group, Inc., a Delaware corporation (the “Company”), one share of the Company’s Class A Common Stock (each a “Share”), at the Exercise Price set forth below. The exercise price of each Warrant (the “Exercise Price”) shall be $5.00 initially, subject to adjustments as set forth in the Warrant Agreement (as defined below).

Subject to the terms of the Warrant Agreement, each Warrant evidenced hereby may be exercised in whole, but not in part, at any time, as specified herein, on any Business Day (as defined below) occurring during the period (the “Exercise Period”) commencing on May 28, 2009 and ending at 5:00 p.m., New York City time, on May 24, 2013 (the “Expiration Date”), provided, however, that if at any time on or prior to May 24, 2011, [name of applicable director] (the “Director”) ceases to be a director of the Company for any reason other than (i) the Director’s death, (ii) a Change of Control (as defined herein), (iii) the Director’s ill-health as reasonably determined by the Director, his legal guardian or the board of directors of the Company (the “Board”) or (iv) extraordinary or undue hardship, as reasonably determined by the Board, the Warrants evidenced hereby may not be exercised until May 24, 2012 unless the Company gives a Redemption Notice as set forth below. “Change of Control” means (i) any sale, assignment, transfer, lease, conveyance or other disposition, liquidation, dissolution or otherwise, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person (as such term is used in Sections 13(d) the Securities Exchange Act of 1934 (the “Exchange Act”)); (ii) the consummation of any transaction or series of related transactions, the result of which is that any person (other than Westway Holdings Corporation or its affiliates) becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act) of more than 25% of the voting power of the Company; (iii) a consolidation or merger of the Company pursuant to which the holders of the Company’s voting shares immediately prior to such consolidation or merger would not be the holders, directly or indirectly, immediately after such consolidation or merger of more than 50% of the voting power of the Company or (iv) any other event constituting a change in control required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act. Each Warrant remaining unexercised after 5:00 P.M., New York City time on the Expiration Date shall become void, and all rights of the holder of this Warrant Certificate evidencing such Warrant shall cease.

The holder of the Warrants represented by this Warrant Certificate may exercise any Warrant evidenced hereby by delivering, not later than 5:00 P.M., New York City time, on any Business Day during the Exercise Period (the “Exercise Date”) to Continental Stock Transfer & Trust Company (the “Warrant Agent”, which term includes any successor warrant agent under the Warrant Agreement described below) at its corporate trust department at 17 Battery Place, New York, NY 10004, (i) this Warrant Certificate and the Warrants to be exercised (the “Book-Entry Warrants”) free on the records of The Depository Trust Company (the “Depository”) to an account of the Warrant Agent at the Depository designated for such purpose in writing by the Warrant Agent to the Depository, (ii) an election to purchase (“Election to Purchase”), properly executed (A) by the holder hereof on the reverse of this Warrant Certificate or (B) properly executed by the institution in whose account the Warrant is recorded on the records of the Depository (the “Participant”) substantially in the form included on the reverse of hereof, as applicable and (iii) if the exercise is not on a cashless basis, the Exercise Price for each Warrant to be exercised in lawful money of the United States of America by certified or official bank check or by bank wire transfer in immediately available funds. If the holder of this Warrant Certificate elects to exercise any of the Warrants represented hereby on a cashless basis, any Shares issued on the exercise of the Warrants and transferred to the Company as payment of the exercise price under this Warrant Certificate shall be valued according to each such Share’s Fair Market Value (as defined in the Warrant Agreement) or, if the Shares are then publicly traded in a Liquid Public Market (as defined in the Warrant Agreement), the average of the closing prices for the last five (5) days during which any Shares traded immediately preceding the date of exercise of such Warrants.

If any of (a) this Warrant Certificate or the Book-Entry Warrants, (b) the Election to Purchase, or (c) if the exercise is not on a cashless basis, the Exercise Price therefor, is received by the Warrant Agent after 5:00 P.M., New York City time, the Warrants will be deemed to be received and exercised on the Business Day next succeeding the date such items are received and such date shall be the Exercise Date for purposes hereof. If the date such items are received is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day and such date shall be the Exercise Date. If the Warrants to be exercised are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the holder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants. The validity of any exercise of Warrants will be determined by the Warrant Agent in its sole discretion and such determination will be final and binding upon the holder of the Warrants and the Company. Neither the Warrant Agent nor the Company shall have any obligation to inform a holder of Warrants of the invalidity of any exercise of Warrants.

As used herein, the term “Business Day” means any day that is not a Saturday or Sunday and is not a United States federal holiday or a day on which banking institutions generally are authorized or obligated by law or regulation to close in New York City.

Warrants may be exercised only in whole numbers of Warrants. No fractional shares of Common Stock are to be issued upon the exercise of any Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, a new Warrant Certificate for the number of Warrants remaining unexercised shall be executed by the Company and countersigned by the Warrant Agent as provided in Section 2 of the Warrant Agreement, and delivered to the holder of this Warrant Certificate at the address specified on the books of the Warrant Agent or as otherwise specified by such registered holder.

This Warrant Certificate is issued under and in accordance with the Founder Warrant Agreement, dated as of May 30, 2007, as amended (the “Warrant Agreement”), between the Company and the Warrant Agent and the Founder Warrant Purchase Agreement, dated as of May 23, 2007, as amended (the “Founder Warrant Purchase Agreement”), between the Company and Shermen WSC Holding LLC, and is subject to the terms and provisions contained in the Warrant Agreement and the Founder Warrant Purchase Agreement, to all of which terms and provisions the holder of this Warrant Certificate and the beneficial owners of the Warrants represented by this Warrant Certificate consent by acceptance hereof. Copies of the Warrant Agreement and the Founder Warrant Purchase Agreement are on file and can be inspected at the above-mentioned office of the Warrant Agent and at the office of the Company at 365 Canal Street, Suite 2900, New Orleans, Louisiana 70130.

At any time during the Exercise Period, the Company may, at its option, redeem all (but not part) of the then outstanding Warrants upon giving notice in accordance with the terms of the Warrant Agreement (the “Redemption Notice”), at the price of $0.01 per Warrant (the “Redemption Price”); provided, that the last sales price of the Shares has been at least $8.50 per Share for any twenty (20) trading days within a thirty (30) consecutive trading day period ending on the third Business Day prior to the date on which the Redemption Notice is given. In the event the Company shall elect to redeem all of the then outstanding Warrants, the Company shall fix a date for such redemption (the “Redemption Date”); provided, that such date shall occur prior to the expiration of the Exercise Period. Notwithstanding any other restriction in this Warrant Certificate, the Warrants may be exercised in accordance with the terms of this Agreement at any time after a Redemption Notice shall have been given by the Company; provided, however, that no Warrants may be exercised subsequent to the expiration of the Exercise Period; provided, further, that all rights whatsoever with respect to the Warrants shall cease on the Redemption Date, other than to the right to receive the Redemption Price. In addition, if the Company calls the outstanding Warrants for redemption as provided above, the holder of the Warrants may exercise the Warrants on a cashless basis. Any Shares issued on the exercise of the Warrants and transferred to the Company as payment of the exercise price under this Warrant Certificate shall be valued according to each such Share’s Fair Market Value (as defined in the Warrant Agreement) or, if the Shares are then publicly traded in a Liquid Public Market (as defined in the Warrant Agreement), the average of the closing prices for the last five (5) days during which any Shares traded immediately preceding the date of exercise of such Warrants.

The accrual of dividends, if any, on the Shares issued upon the valid exercise of any Warrant will be governed by the terms generally applicable to such Shares. From and after the issuance of such Shares, the former holder of the Warrants exercised will be entitled to the benefits generally available to other holders of Shares and such former holder’s right to receive payments of dividends and any other amounts payable in respect of the Shares shall be governed by, and shall be subject to, the terms and provisions generally applicable to such Shares.

The Exercise Price and the number of Shares purchasable upon the exercise of each Warrant shall be subject to adjustment as provided pursuant to Section 4 of the Warrant Agreement.

Upon due presentment for registration of transfer or exchange of this Warrant Certificate at the stock transfer division of the Warrant Agent, the Company shall execute, and the Warrant Agent shall countersign and deliver, as provided in Section 5 of the Warrant Agreement, in the name of the designated transferee one or more new Warrant Certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants, subject to the limitations provided in the Warrant Agreement.

Neither this Warrant Certificate nor the Warrants evidenced hereby shall entitle the holder hereof or thereof to any of the rights of a holder of the Shares, including, without limitation, the right to receive dividends, if any, or payments upon the liquidation, dissolution or winding up of the Company or to exercise voting rights, if any.

The Warrant Agreement and this Warrant Certificate may be amended as provided in the Warrant Agreement including, under certain circumstances described therein, without the consent of the holder of this Warrant Certificate or the Warrants evidenced thereby.

THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND UNDER THE WARRANT AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS FORMED AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

This Warrant Certificate shall not be entitled to any benefit under the Warrant Agreement or be valid or obligatory for any purpose, and no Warrant evidenced hereby may be exercised, unless this Warrant Certificate has been countersigned by the manual signature of the Warrant Agent.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed. Dated as of August 30, 2010.

Westway Group, Inc.

By:
	Name:	James B. Jenkins
	Title:	Chief Executive Officer

By:
	Name:	Thomas A. Masilla, Jr.
	Title:	Chief Financial Officer and Secretary

Continental Stock Transfer & Trust Company,

as Warrant Agent

By:
Authorized Officer

INSTRUCTIONS FOR EXERCISE OF WARRANT

To exercise the Warrants evidenced hereby, the holder or Participant must, by 5:00 P.M., New York City time, on the specified Exercise Date, deliver to the Warrant Agent at its stock transfer division, a certified or official bank check or a wire transfer in immediately available funds, in each case payable to the Warrant Agent at Account No. 530-061686, in an amount equal to the Exercise Price in full for the Warrants exercised or inform the Warrant Agent that it is exercising the Warrants on a cashless basis. In addition, the Warrant holder or Participant must provide the information required below and deliver this Warrant Certificate to the Warrant Agent at the address set forth below and the Book-Entry Warrants to the Warrant Agent in its account with the Depository designated for such purpose. The Warrant Certificate and this Election to Purchase must be received by the Warrant Agent by 5:00 P.M., New York time, on the specified Exercise Date.

ELECTION TO PURCHASE TO BE EXECUTED IF WARRANT HOLDER DESIRES TO EXERCISE THE WARRANTS EVIDENCED HEREBY

The undersigned hereby irrevocably elects to exercise, on                     ,              (the “Exercise Date”),                                          Warrants, evidenced by this Warrant Certificate, to purchase,                                          of the shares of Class A Common Stock (each a “Share”) of Westway Group, Inc., a Delaware corporation (the “Company”), and represents that, on or before the Exercise Date, such holder has tendered payment for such Shares by certified or official bank check or bank wire transfer in immediately available funds to the order of the Company c/o Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, in the amount of $             or has informed the Warrant Agent that it is exercising the Warrants on a cashless basis in accordance with the terms hereof. The undersigned requests that said number of Shares be in fully registered form, registered in such names and delivered, all as specified in accordance with the instructions set forth below.

If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the remaining balance of the Warrants evidenced hereby be issued and delivered to the holder of the Warrant Certificate unless otherwise specified in the instructions below.

☐ Check Box if Exercising on Cashless Basis

Dated:                     ,

(Insert Social Security or Other Identifying Number of Holder)

Signature

Name
(Please Print)

Address

This Warrant may only be exercised by presentation to the Warrant Agent at one of the following locations:

By hand at: Continental Stock Transfer & Trust Company, 17 Battery Place, NY, NY 10004

By mail at: Continental Stock Transfer & Trust Company, 17 Battery Place, NY, NY 10004

The method of delivery of this Warrant Certificate is at the option and risk of the exercising holder and the delivery of this Warrant Certificate will be deemed to be made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

(Instructions as to form and delivery of Shares and/or Warrant Certificates)

Name in which Shares are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Name in which Warrant Certificate evidencing unexercised Warrants, if any, are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Dated: , 20

Address to which Shares are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:
(Street Address)
(City and State)	(Zip Code)

Address to which certificate representing unexercised Warrants, if any, are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:
(Street Address)
(City and State)	(Zip Code)

SIGNATURE GUARANTEE

Name of Firm

Address

Area Code and Number

Authorized Signature

Signature

Name

Title

Dated:                     , 20

Signature
Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate. If Shares, or a Warrant Certificate evidencing unexercised Warrants, are to be issued in a name other than that of the registered holder hereof or are to be delivered to an address other than the address of such holder as shown on the books of the Warrant Agent, the above signature must be guaranteed by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

ASSIGNMENT (FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT HOLDER DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)

FOR VALUE RECEIVED,                                                       HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

(Please Print Name and Address Including Zip Code of Assignee)

(Please Insert Social Security or Other Identifying Number of Assignee)
the rights represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint
Attorney
to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:                     , 20

SIGNATURE GUARANTEE

Name of Firm

Address

Area Code and Number

Authorized Signature

Signature

Name

Title

Dated:                     , 20

Signature
Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

Exhibit C

FOUNDER WARRANT CERTIFICATE

EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT

AGENT AS PROVIDED HEREIN.

Warrant Certificate evidencing

Warrants to Purchase Class A Common Stock, par value $.0001, as described herein.

Westway Group, Inc.

No. [            ]

VOID AFTER 5:00 P.M., NEW YORK CITY TIME,

ON MAY 24, 2014, OR UPON EARLIER REDEMPTION

This certifies that [                    ], or its registered assigns, is the registered holder of [                    ] warrants to purchase certain securities (each a “Warrant”). Each Warrant entitles the holder thereof, subject to the provisions contained herein and in the Warrant Agreement (as defined below), to purchase from Westway Group, Inc., a Delaware corporation (the “Company”), one share of the Company’s Class A Common Stock (each a “Share”), at the Exercise Price set forth below. The exercise price of each Warrant (the “Exercise Price”) shall be $5.00 initially, subject to adjustments as set forth in the Warrant Agreement (as defined below).

Subject to the terms of the Warrant Agreement, each Warrant evidenced hereby may be exercised in whole, but not in part, at any time, as specified herein, on any Business Day (as defined below) occurring during the period (the “Exercise Period”) commencing on May 28, 2009 and ending at 5:00 p.m., New York City time, on May 24, 2014 (the “Expiration Date”), provided, however, that if at any time on or prior to May 24, 2012, [name of applicable director] (the “Director”) ceases to be a director of the Company for any reason other than (i) the Director’s death, (ii) a Change of Control (as defined herein), (iii) the Director’s ill-health as reasonably determined by the Director, his legal guardian or the board of directors of the Company (the “Board”) or (iv) extraordinary or undue hardship, as reasonably determined by the Board, the Warrants evidenced hereby may not be exercised until May 24, 2013 unless the Company gives a Redemption Notice as set forth below. “Change of Control” means (i) any sale, assignment, transfer, lease, conveyance or other disposition, liquidation, dissolution or otherwise, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person (as such term is used in Sections 13(d) the Securities Exchange Act of 1934 (the “Exchange Act”)); (ii) the consummation of any transaction or series of related transactions, the result of which is that any person (other than Westway Holdings Corporation or its affiliates) becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act) of more than 25% of the voting power of the Company; (iii) a consolidation or merger of the Company pursuant to which the holders of the Company’s voting shares immediately prior to such consolidation or merger would not be the holders, directly or indirectly, immediately after such consolidation or merger of more than 50% of the voting power of the Company or (iv) any other event constituting a change in control required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act. Each Warrant remaining unexercised after 5:00 P.M., New York City time on the Expiration Date shall become void, and all rights of the holder of this Warrant Certificate evidencing such Warrant shall cease.

The holder of the Warrants represented by this Warrant Certificate may exercise any Warrant evidenced hereby by delivering, not later than 5:00 P.M., New York City time, on any Business Day during the Exercise Period (the “Exercise Date”) to Continental Stock Transfer & Trust Company (the “Warrant Agent”, which term includes any successor warrant agent under the Warrant Agreement described below) at its corporate trust department at 17 Battery Place, New York, NY 10004, (i) this Warrant Certificate and the Warrants to be exercised (the “Book-Entry Warrants”) free on the records of The Depository Trust Company (the “Depository”) to an account of the Warrant Agent at the Depository designated for such purpose in writing by the Warrant Agent to the Depository, (ii) an election to purchase (“Election to Purchase”), properly executed (A) by the holder hereof on the reverse of this Warrant Certificate or (B) properly executed by the institution in whose account the Warrant is recorded on the records of the Depository (the “Participant”) substantially in the form included on the reverse of hereof, as applicable and (iii) if the exercise is not on a cashless basis, the Exercise Price for each Warrant to be exercised in lawful money of the United States of America by certified or official bank check or by bank wire transfer in immediately available funds. If the holder of this Warrant Certificate elects to exercise any of the Warrants represented hereby on a cashless basis, any Shares issued on the exercise of the Warrants and transferred to the Company as payment of the exercise price under this Warrant Certificate shall be valued according to each such Share’s Fair Market Value (as defined in the Warrant Agreement) or, if the Shares are then publicly traded in a Liquid Public Market (as defined in the Warrant Agreement), the average of the closing prices for the last five (5) days during which any Shares traded immediately preceding the date of exercise of such Warrants.

If any of (a) this Warrant Certificate or the Book-Entry Warrants, (b) the Election to Purchase, or (c) if the exercise is not on a cashless basis, the Exercise Price therefor, is received by the Warrant Agent after 5:00 P.M., New York City time, the Warrants will be deemed to be received and exercised on the Business Day next succeeding the date such items are received and such date shall be the Exercise Date for purposes hereof. If the date such items are received is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day and such date shall be the Exercise Date. If the Warrants to be exercised are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the holder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants. The validity of any exercise of Warrants will be determined by the Warrant Agent in its sole discretion and such determination will be final and binding upon the holder of the Warrants and the Company. Neither the Warrant Agent nor the Company shall have any obligation to inform a holder of Warrants of the invalidity of any exercise of Warrants.

As used herein, the term “Business Day” means any day that is not a Saturday or Sunday and is not a United States federal holiday or a day on which banking institutions generally are authorized or obligated by law or regulation to close in New York City.

Warrants may be exercised only in whole numbers of Warrants. No fractional shares of Common Stock are to be issued upon the exercise of any Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, a new Warrant Certificate for the number of Warrants remaining unexercised shall be executed by the Company and countersigned by the Warrant Agent as provided in Section 2 of the Warrant Agreement, and delivered to the holder of this Warrant Certificate at the address specified on the books of the Warrant Agent or as otherwise specified by such registered holder.

This Warrant Certificate is issued under and in accordance with the Founder Warrant Agreement, dated as of May 30, 2007, as amended (the “Warrant Agreement”), between the Company and the Warrant Agent and the Founder Warrant Purchase Agreement, dated as of May 23, 2007, as amended (the “Founder Warrant Purchase Agreement”), between the Company and Shermen WSC Holding LLC, and is subject to the terms and provisions contained in the Warrant Agreement and the Founder Warrant Purchase Agreement, to all of which terms and provisions the holder of this Warrant Certificate and the beneficial owners of the Warrants represented by this Warrant Certificate consent by acceptance hereof. Copies of the Warrant Agreement and the Founder Warrant Purchase Agreement are on file and can be inspected at the above-mentioned office of the Warrant Agent and at the office of the Company at 365 Canal Street, Suite 2900, New Orleans, Louisiana 70130.

At any time during the Exercise Period, the Company may, at its option, redeem all (but not part) of the then outstanding Warrants upon giving notice in accordance with the terms of the Warrant Agreement (the “Redemption Notice”), at the price of $0.01 per Warrant (the “Redemption Price”); provided, that the last sales price of the Shares has been at least $8.50 per Share for any twenty (20) trading days within a thirty (30) consecutive trading day period ending on the third Business Day prior to the date on which the Redemption Notice is given. In the event the Company shall elect to redeem all of the then outstanding Warrants, the Company shall fix a date for such redemption (the “Redemption Date”); provided, that such date shall occur prior to the expiration of the Exercise Period. Notwithstanding any other restriction in this Warrant Certificate, the Warrants may be exercised in accordance with the terms of this Agreement at any time after a Redemption Notice shall have been given by the Company; provided, however, that no Warrants may be exercised subsequent to the expiration of the Exercise Period; provided, further, that all rights whatsoever with respect to the Warrants shall cease on the Redemption Date, other than to the right to receive the Redemption Price. In addition, if the Company calls the outstanding Warrants for redemption as provided above, the holder of the Warrants may exercise the Warrants on a cashless

2

basis. Any Shares issued on the exercise of the Warrants and transferred to the Company as payment of the exercise price under this Warrant Certificate shall be valued according to each such Share’s Fair Market Value (as defined in the Warrant Agreement) or, if the Shares are then publicly traded in a Liquid Public Market (as defined in the Warrant Agreement), the average of the closing prices for the last five (5) days during which any Shares traded immediately preceding the date of exercise of such Warrants.

The accrual of dividends, if any, on the Shares issued upon the valid exercise of any Warrant will be governed by the terms generally applicable to such Shares. From and after the issuance of such Shares, the former holder of the Warrants exercised will be entitled to the benefits generally available to other holders of Shares and such former holder’s right to receive payments of dividends and any other amounts payable in respect of the Shares shall be governed by, and shall be subject to, the terms and provisions generally applicable to such Shares.

The Exercise Price and the number of Shares purchasable upon the exercise of each Warrant shall be subject to adjustment as provided pursuant to Section 4 of the Warrant Agreement.

Upon due presentment for registration of transfer or exchange of this Warrant Certificate at the stock transfer division of the Warrant Agent, the Company shall execute, and the Warrant Agent shall countersign and deliver, as provided in Section 5 of the Warrant Agreement, in the name of the designated transferee one or more new Warrant Certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants, subject to the limitations provided in the Warrant Agreement.

Neither this Warrant Certificate nor the Warrants evidenced hereby shall entitle the holder hereof or thereof to any of the rights of a holder of the Shares, including, without limitation, the right to receive dividends, if any, or payments upon the liquidation, dissolution or winding up of the Company or to exercise voting rights, if any.

The Warrant Agreement and this Warrant Certificate may be amended as provided in the Warrant Agreement including, under certain circumstances described therein, without the consent of the holder of this Warrant Certificate or the Warrants evidenced thereby.

THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND UNDER THE WARRANT AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS FORMED AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

This Warrant Certificate shall not be entitled to any benefit under the Warrant Agreement or be valid or obligatory for any purpose, and no Warrant evidenced hereby may be exercised, unless this Warrant Certificate has been countersigned by the manual signature of the Warrant Agent.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed. Dated as of August 30, 2010.

Westway Group, Inc.

By:
Name: James B. Jenkins Title: Chief Executive Officer

By:
Name: Thomas A. Masilla, Jr. Title: Chief Financial Officer and Secretary

Continental Stock Transfer & Trust Company, as Warrant Agent

By:
Authorized Officer

4

INSTRUCTIONS FOR EXERCISE OF WARRANT

To exercise the Warrants evidenced hereby, the holder or Participant must, by 5:00 P.M., New York City time, on the specified Exercise Date, deliver to the Warrant Agent at its stock transfer division, a certified or official bank check or a wire transfer in immediately available funds, in each case payable to the Warrant Agent at Account No. 530-061686, in an amount equal to the Exercise Price in full for the Warrants exercised or inform the Warrant Agent that it is exercising the Warrants on a cashless basis. In addition, the Warrant holder or Participant must provide the information required below and deliver this Warrant Certificate to the Warrant Agent at the address set forth below and the Book-Entry Warrants to the Warrant Agent in its account with the Depository designated for such purpose. The Warrant Certificate and this Election to Purchase must be received by the Warrant Agent by 5:00 P.M., New York time, on the specified Exercise Date.

ELECTION TO PURCHASE TO BE EXECUTED IF WARRANT HOLDER DESIRES TO EXERCISE THE WARRANTS EVIDENCED HEREBY

The undersigned hereby irrevocably elects to exercise, on                     ,              (the “Exercise Date”),                                          Warrants, evidenced by this Warrant Certificate, to purchase,                                          of the shares of Class A Common Stock (each a “Share”) of Westway Group, Inc., a Delaware corporation (the “Company”), and represents that, on or before the Exercise Date, such holder has tendered payment for such Shares by certified or official bank check or bank wire transfer in immediately available funds to the order of the Company c/o Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, in the amount of $             or has informed the Warrant Agent that it is exercising the Warrants on a cashless basis in accordance with the terms hereof. The undersigned requests that said number of Shares be in fully registered form, registered in such names and delivered, all as specified in accordance with the instructions set forth below.

If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the remaining balance of the Warrants evidenced hereby be issued and delivered to the holder of the Warrant Certificate unless otherwise specified in the instructions below.

☐ Check Box if Exercising on Cashless Basis

Dated:                     ,

(Insert Social Security or Other Identifying Number of Holder)

Signature

Name
(Please Print)

Address

This Warrant may only be exercised by presentation to the Warrant Agent at one of the following locations:

By hand at: Continental Stock Transfer & Trust Company, 17 Battery Place, NY, NY 10004

By mail at: Continental Stock Transfer & Trust Company, 17 Battery Place, NY, NY 10004

The method of delivery of this Warrant Certificate is at the option and risk of the exercising holder and the delivery of this Warrant Certificate will be deemed to be made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

(Instructions as to form and delivery of Shares and/or Warrant Certificates)

Name in which Shares are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Name in which Warrant Certificate evidencing unexercised Warrants, if any, are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Dated: , 20

Address to which Shares are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:
(Street Address)
(City and State)	(Zip Code)

Address to which certificate representing unexercised Warrants, if any, are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:
(Street Address)
(City and State)	(Zip Code)

SIGNATURE GUARANTEE

Name of Firm

Address

Area Code and Number

Authorized Signature

Signature

Name

Title

Dated:                     , 20

Signature
Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate. If Shares, or a Warrant Certificate evidencing unexercised Warrants, are to be issued in a name other than that of the registered holder hereof or are to be delivered to an address other than the address of such holder as shown on the books of the Warrant Agent, the above signature must be guaranteed by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

ASSIGNMENT (FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT HOLDER DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)

FOR VALUE RECEIVED,                                                       HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

(Please Print Name and Address Including Zip Code of Assignee)

(Please Insert Social Security or Other Identifying Number of Assignee)
the rights represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint
Attorney
to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:                     , 20

SIGNATURE GUARANTEE

Name of Firm

Address

Area Code and Number

Authorized Signature

Signature

Name

Title

Dated:                     , 20

Signature
Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

5